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                                                                    EXHIBIT 10.4

                          NORTHFIELD LABORATORIES INC.

                           STOCK OPTION GRANT LETTER

            Pursuant to terms of the Northfield Laboratories Inc. Stock Option Plan for New Employees (the "Plan"), this letter will evidence the award by Northfield Laboratories Inc. (the "Company") to ____________________ (the "Recipient") of an option (the "Option") to purchase up to ______________ shares (the "Option Shares") of the Company's Common Stock, par value $.01 per share, at an exercise price of $________ per share.

            The Option will in all respects be governed by and construed in accordance with the terms and conditions of the Plan, as it is currently in effect and as it may be amended in the future from time to time, which terms and conditions are incorporated herein by reference and made a part hereof. The Recipient hereby acknowledges receipt of a copy of the Plan as in effect as of the date of this letter.

            In addition to the terms and conditions of the Plan, the Option awarded hereby will be subject to the following terms and conditions:

            1. The Option will be deemed to be a Non-Qualified Stock Option as defined under the Plan.

            2. Except as otherwise expressly provided herein, the Option may be exercised by the Recipient in whole or in part at any time and from time to time during the period com- mencing as of the first anniversary of the date of this letter and ending on the tenth anniversary of the date of this letter.

            3. The Option will be subject to the following vesting requirements. As of the first anniversary of the date of this letter and provided that the Recipient continues as of such date to be employed by the Company as a officer or employee, the Option will be deemed vested and immediately exercisable as to 25% of the Option Shares. As of the second anniversary of the date of this letter and provided that the Recipient continues as of such date to be employed by the Company as an officer or employee, the Option will be deemed vested and immediately exercisable as to 50% of the Option Shares. As of the third anniversary of the date of this letter and provided that the Recipient continues as of such date to be employed by the Company as an officer or employee, the Option will be deemed vested and immediately exercisable as to 75% of the Option Shares. As of the fourth anniversary of the date of this letter and provided that the Recipient continues as of such date to be employed by the Company as a n officer or employee, the Option will be deemed vested and immediately exercisable as to 100% of the Option Shares.

            4. Unless otherwise determined by at least two-thirds of the individuals who, as of the date of this letter, constitute the Board of Directors of the Company (the "Incumbent Board"), vesting of the Recipient's right to exercise the Option as provided in paragraph 3 will accelerate upon the occurrence of a Change in Control of the Company. For this purpose, a "Change in Control" will mean a change in control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect as of the date of this Agreement, promulgated pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), whether or


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      not the Company is then subject to the reporting requirements of the
      Securities Exchange Act; provided that, without limitation, such a change in control will be deemed to have occurred if (a) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets,
      (b) the stockholders of the Company approve any plan or proposal of liquidation or dissolution of the Company, (c) there is consummated any consolidation or merger of the Company in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have, directly or indirectly, at least an 80% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger, (d) any "person" or "group" (as such terms are used in Section 13(d) and 14(d) of the Securities Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities ordinarily having the right to vote for the election of directors (unless such acquisition of beneficial ownership is approved by a majority of the Incumbent Board) or (e) individuals who, as of the date of this Agreement, constitute the Incumbent Board cease for any reason to constitute a majority of the Board of Directors of the Company. Any individual becoming a director subsequent to the date of this letter whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) will be, for purposes hereof, considered as though such individual was a member of the Incumbent Board. Nothwithstanding the foregoing, a public or private sale or issuance of equity securities, or securities exercisable or exchangeable for or convertible into equity securities, of the Company for its own account or for the account of any holder of the Company's equity securities as of the date hereof will not result in a "change in control" for purposes of this letter if such sale or issuance is approved by at least three-quarters of the directors comprising the Incumbent Board.

            5. The Recipient will have no right to acquire any shares of the Company's Common Stock pursuant to the Option except to the extent that the Recipient's rights under the Option have deemed to have vested as provided herein. The rights of the Recipient with respect to the unvested portion of the Option will terminate in all respects as of the date the Recipient's employment by the Company as an officer or employee ceases for any reason, and no further vesting will occur after such date.

            6. If the Recipient's employment by the Company as a officer or employee ceases as the result of the Recipient's death or Disability, then the vested portion of the Option will thereafter be exercisable by the Recipient, or his or her executor or other legal representative, for a period of one year.

            7. If the employment of the Recipient by the Company as an officer or employee is terminated by the Company other than for Cause, then the vested portion of the Option will thereafter be exercisable by the Recipient for a period of 90 days.

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            8. If the employment of the Recipient by the Company as an officer or employee ceases for any other reason, then the Option will be deemed to have terminated and the Recipient will have no further rights thereunder.

            9. Any portion of the Option not exercised prior to the expiration of the periods described in paragraphs 6 and 7 will be deemed forfeited by the Recipient.

            10. For purposes hereof, "Cause" for the termination of the Recipient's employment with the Company as an officer or employee will be deemed to exist if the Recipient has been convicted of a felony or if the Board of Directors of the Company determines that the Recipient has (a) intentionally and continually failed to perform in all material respects the Recipient's reasonably assigned duties with the Company (other than a failure resulting from the Recipient's Disability) which failure has continued for a period of at least 30 days after a written notice of demand for performance has been delivered to the Recipient specifying the manner in which the Recipient has failed in all material respects to so perform or (b) intentionally engaged in conduct which is demonstrably and materially injurious to the Company. For purposes hereof, "Disability" means a physical or mental disability or illness which substantially impairs the Recipient's ability to perform his or her regular duties with the Company for a period in excess of 180 consecutive days or for a period in excess of 270 days in any 365-day period.

            11. Notwithstanding any provision herein to the contrary, the Recipient may not offer, sell or otherwise dispose of any Option Shares in a way which would (a) require the Company to file any registration statement with the Securities and Exchange Commission (or any similar filing under state law) or to amend or supplement any such filing or (b) violate or cause the Company to violate the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder or any other state or federal law.

            Any questions regarding this letter or the terms and conditions of the Plan may be directed to Jack J. Kogut, the Company's Sr. Vice President - Finance, Secretary and Treasurer.


DATED:                                       NORTHFIELD LABORATORIES INC.
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                                             BY
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